This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1996. The company’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the company’s guidance for the third quarter, fourth quarter and full year 2023 (including the company’s estimates for revenue, revenue growth and gross margin), the company’s expectations regarding its ability to achieve profitability, the company’s plans to achieve operational efficiency, the company’s strategic priorities for 2023 (including the company’s plans and targets for revenue growth, gross margin improvement, non-GAAP operating expense reduction and cash flow improvements (including inventory reduction), the company’s expectations regarding its liquidity and capital requirements, and the company’s other expectations, hopes, beliefs, intentions or strategies for the future. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “FY 2022 10-K”), which was filed by the company with the SEC on March 20, 2023 and the other documents filed by the company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Most of these factors are outside the company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the inability of the company to execute its business plan, which may be affected by, among other things, competition, the ability of the company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its key employees; (2) changes in the applicable laws or regulations; (3) the possibility that the company may be adversely affected by other economic, business, and/or competitive factors; (4) the impact of the global COVID-19 pandemic; and (5) other risks and uncertainties indicated from time to time described in the FY 2022 10-K, including those under “Risk Factors” therein, and in the company’s other filings with the SEC. The company cautions that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. The company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

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Velo3D, Inc. NON-GAAP Adjusted Operating Expenses Reconciliation (Unaudited) Three months ended Six months ended Three months ended June 30, 2023 June 30, 2022 June 30, 2023 June 30, 2022 March 31, 2023 March 31, 2022 (In thousands, except for percentages) % of Rev % of Rev % of Rev % of Rev % of Rev % of Rev Revenue $ 25,134 100.0% $ 19,644 100.0% $ 51,948 100.0% $ 31,862 100.0% $ 26,814 100.0% $ 12,218 100.0 % Operating expenses Research and development 12,454 49.6% 12,965 66.0% 23,001 44.3% 25,880 81.2% 10,547 39.3% 12,915 105.7 % Selling and marketing 6,108 24.3% 6,249 31.8% 12,282 23.6% 12,232 38.4% 6,174 23.0% 5,983 49.0 % General and administrative 10,124 40.3% 8,259 42.0% 20,451 39.4% 17,549 55.1% 10,327 38.5% 9,290 76.0 % Total operating expenses 28,686 114.1% 27,473 139.9% 55,734 107.3% 55,661 174.7% 27,048 100.9% 28,188 230.7 % Stock-based compensation 6,534 26.0% 4,976 25.3% 12,770 24.6% 9,933 31.2% 6,236 23.3% 4,957 40.6 % Adjusted operating expenses $ 22,152 88.1% $ 22,497 114.5% $ 42,964 82.7% $ 45,728 143.5% $ 20,812 77.6% $ 23,231 190.1%

Velo3D, Inc. NON-GAAP Adjusted EBITDA Reconciliation (Unaudited) Three months ended Six months ended Three months ended June 30, 2023 June 30, 2022 June 30, 2023 June 30, 2022 March 31, 2023 March 31, 2022 (In thousands, except for percentages) % of Rev % of Rev % of Rev % of Rev % of Rev % of Rev Revenue $ 25,134 100.0% $ 19,644 100.0% $ 51,948 100.0% $ 31,862 100.0% $ 26,814 100.0% $ 12,218 100.0 % Net Income (Loss) (23,201) (92.3)% 127,950 651.3% (59,399) (114.3)% 62,608 196.5% (36,198) (135.0)% (65,341) (534.8)% Interest expense 344 1.4% 92 0.5% 564 1.1% 233 0.7% 220 0.8% 141 1.2 % Tax expense — — % — — % — — % — — % — — % — — % Depreciation and amortization 1,466 5.8% 1,087 5.5% 3,026 5.8% 2,108 6.6% 1,560 5.8% 1,021 8.4 % EBITDA $ (21,391) (85.1)% $ 129,129 657.3% $ 55,809) (107.4)% $ 64,949 203.8% $ 34,418) (128.4)% $ 64,179) (525.3)% Stock-based compensation 6,534 26.0% 4,976 25.3% 12,770 24.6% 9,933 31.2% 6,236 23.3% 4,957 40.6% (Gain) Loss on fair value of warrants (828) (3.3)% (23,665) (120.5)% 1,725 3.3% (17,651) (55.4)% 2,553 9.5% 6,014 49.2% (Gain) Loss on fair value of contingent earnout liabilities (1,843) (7.3)% (130,227) (662.9)% 7,810 15.0% (98,995) (310.7)% 9,653 36.0% 31,232 255.6 % Adjusted EBITDA $ 17,528) (69.7)% $ 19,787) (100.7)% $ 33,504) (64.5)% $ 41,764) (131.1)% $ 15,976) (59.6)% $ 21,976) (179.9)%

Velo3D, Inc. NON-GAAP Net Income (Loss) Reconciliation (Unaudited) Three months ended Six months ended Three months ended June 30, 2023 June 30, 2022 June 30, 2023 June 30, 2022 March 31, 2023 March 31, 2022 (In thousands, except for percentages) % of Rev % of Rev % of Rev % of Rev % of Rev % of Rev Revenue $ 25,134 100.0% $ 19,644 100.0% $ 51,948 100.0% $ 31,862 100.0% $ 26,814 100.0% $ 12,218 100.0 % Gross Profit 2,980 11.9% 1,232 6.3% 5,905 11.4% 1,247 3.9% 2,925 10.9% 15 0.1 % Net Income (Loss) $ (23,201) (92.3)% $ 127,950 651.3% $ (59,399) (114.3)% $ 62,608 196.5% $ (36,198) (135.0)% $ (65,341) (534.8)% Stock-based compensation 6,534 26.0% 4,976 25.3% 12,770 24.6% 9,933 31.2% 6,236 23.3% 4,957 40.6% (Gain) Loss on fair value of warrants (828) (3.3)% (23,665) (120.5)% 1,725 3.3% (17,651) (55.4)% 2,553 9.5% 6,014 49.2% (Gain) Loss on fair value of contingent earnout liabilities (1,843) (7.3)% (130,227) (662.9)% 7,810 15.0% (98,995) (310.7)% 9,653 36.0% 31,232 255.6 % Non-GAAP Net Loss $ (19,338) (76.9)% $ (20,966) (106.7)% $ (37,094) (71.4)% $ (44,105) (138.4)% $ (17,756) (66.2)% $ (23,138) (189.4)%